Vanguard PRIMECAP Core Fund

Supplement to the Prospectus

Important Changes to Vanguard PRIMECAP Core Fund

New or current Vanguard PRIMECAP Core Fund (the Fund) shareholders may not open new accounts or contribute to existing Fund accounts, except as described in this supplement. Clients enrolled in Flagship Services™ and Vanguard Asset Management Services™ may open new Fund accounts, without purchase limitations, in individual, joint, and/or personal trust registrations. There is no specific time frame for when the Fund might reopen, or increase investment limitations, for other Vanguard clients.

Limits on Additional Investments

Current PRIMECAP Core Fund shareholders may invest up to $25,000 per year in the Fund. The $25,000 limit does not apply to Fund shareholders enrolled in Flagship Services and Vanguard Asset Management Services. Where applicable, the $25,000 limit includes the total amount invested during any calendar year in each Fund account registered to the same primary Social Security or taxpayer identification number. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with the program terms.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                                                                                                                                                                                                                                                                                                           PS1220 082009